EXHIBIT 24

                                POWER OF ATTORNEY

        Know all men by these presents that W. E. GREEHEY constitutes and appoints J. L. PAYNE, JANET F. CLARK and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1996 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.


Dated February 19, 1997                      __________________________________
                                                        W. E. Greehey

                                POWER OF ATTORNEY

        Know all men by these presents that M. N. KLEIN constitutes and appoints
J. L. PAYNE, JANET F. CLARK and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1996 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 19, 1997                      __________________________________
                                                         M. N. Klein

                                POWER OF ATTORNEY

        Know all men by these presents that A. V. MARTINI constitutes and appoints J. L. PAYNE, JANET F. CLARK and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1996 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 19, 1997                      __________________________________
                                                       A. V. Martini

                                POWER OF ATTORNEY

        Know all men by these presents that M. J. SHAPIRO constitutes and appoints J. L. PAYNE, JANET F. CLARK and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1996 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 19, 1997                      __________________________________
                                                      M. J. Shapiro

                                POWER OF ATTORNEY

        Know all men by these presents that K. D. WRISTON constitutes and appoints J. L. PAYNE, JANET F. CLARK and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1996 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 19, 1997                      __________________________________
                                                       K. D. Wriston

                                POWER OF ATTORNEY

        Know all men by these presents that J. L. PAYNE constitutes and appoints JANET F. CLARK and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1996 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 19, 1997                      __________________________________
                                                        J. L. Payne